Goodwill (Tables)	12 Months Ended
Dec. 31, 2015
Goodwill
Schedule of changes in the carrying amount of goodwill

	2013	2014	2015
	$	$	$
Balance as of January 1	40,215,987	40,610,620	40,563,075
Exchange rate translation	394,633	(47,545)	(755,832)

Balance as of December 31	40,610,620	40,563,075	39,807,243

	As of December 31,
	2014	2015
	$	$
Goodwill, gross	458,385,379	457,629,547
Accumulated impairment charge	(417,822,304)	(417,822,304)

Goodwill, net	40,563,075	39,807,243